Exhibit 1.1

CAMDEN PROPERTY TRUST
3,375,000 Common Shares of Beneficial Interest
(par value $.01 per share)
Underwriting Agreement
February 19, 2019
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:

Camden Property Trust, a Texas real estate investment trust (the “Company”), proposes to issue and sell to Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the “Underwriters,” which term shall also include any Underwriter substituted as hereinafter provided in Section 10 hereof), acting severally and not jointly, 3,375,000 common shares of beneficial interest, par value $.01 per share (“Common Shares”), of the Company (the “Firm Shares”). The Company also proposes to sell at the Underwriters’ option an aggregate of up to 506,250 additional Common Shares as provided in Section 3(b) hereof (the “Option Shares”). The Firm Shares and the Option Shares being purchased by the Underwriters are hereinafter called the “Shares.”
The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-217996), including the related base prospectus, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “Securities Act Regulations”) under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement covers the registration of the Shares under the Securities Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the Shares in accordance with the provisions of Rule 430B (“Rule 430B”) of the Securities Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations. Any information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the Shares that omitted Rule 430B Information, together with the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by the Securities Act Regulations, is herein called the “Registration Statement;” provided, however, that the term “Registration Statement” shall be deemed to include information contained in the final prospectus supplement relating to the Shares that is retroactively deemed to be a part of such registration statement (as amended) as of the time specified in Rule 430B of the Securities Act Regulations. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The base prospectus and the final prospectus supplement in the form first furnished to the Underwriters for use in connection with the offering of the Shares, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at the time of the execution of this Agreement is hereinafter referred to as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, after the most recent effective date prior to the execution of this Agreement, in the case of the Registration Statement, or the respective dates of the Prospectus or any preliminary prospectus, in the case of the Prospectus and any preliminary prospectus.
The Company hereby agrees with each Underwriter as follows:
1.On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a price per share of $97.35, the number of Firm Shares set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

2.     The Company understands that the Underwriters intend to make a public offering of the Shares and initially to offer the Shares upon the terms set forth in this Agreement as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.
3.     (a)     Payment of the purchase price for, and delivery of, the Firm Shares shall be made at the offices of Sidley Austin LLP, New York, New York, or at such other place as shall be agreed upon by the Underwriters and the Company at 9:00 a.m. (New York City time) on the second (third, if the pricing occurs after 4:30 p.m. (New York City time) on any given day) business day following the date of this Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the “Closing Date”). Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriters of the certificates for the Firm Shares to be purchased by the Underwriters through the facilities of The Depository Trust Company or its designated custodian. The Firm Shares shall be registered in such names as the Underwriters shall request not later than two business days prior to the Closing Date. The Firm Shares shall be made available for inspection not later than 10:00 a.m. (New York City time) on the business day prior to the Closing Date.
(b)    The Underwriters, individually, may (but shall not be obligated to) make payment of the purchase price for the Shares to be purchased by any Underwriter whose funds have not been received by the Closing Date, but any such payment shall not relieve such Underwriter from its obligations hereunder.
(c)    In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, the Option Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder may be exercised at any time and from time to time upon notice by the Underwriters to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Option Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Option Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term “Closing Date” shall refer to the time and date of delivery of certificates for the Firm Shares and the Option Shares). Each time and date of delivery, if subsequent to the Closing Date, is called an “Option Closing Date” and shall be determined by the Underwriters and shall be no earlier than second nor later than five full business days after delivery of such notice of exercise. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Underwriters may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule I opposite the name of such Underwriter bears the total number of Firm Shares. The Underwriters may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in immediately available funds to a bank account designated by the Company against delivery of certificates through the facilities of The Depository Trust Company or its designated custodian.
4.    The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in this Section 4, and as of the Closing Date and, if applicable, the Option Closing Date that:
(a)    (I) At the time of filing the Original Registration Statement, (II) at the time of the most recent amendment thereto, if any, for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (III) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act Regulations) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the Securities Act Regulations (“Rule 163”) and (IV) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act Regulations (“Rule 405”). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405. The Company is and remains eligible to use an automatic shelf registration statement and the Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act Regulations (“Rule 401(g)(2)”) objecting to the use of the automatic shelf registration statement form.
At the time of filing the Original Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.
The Original Registration Statement became effective upon filing under Rule 462(e) of the Securities Act Regulations (“Rule 462(e)”) on May 15, 2017, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.
Any offer that is a written communication relating to the Shares made prior to the filing of the Original Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.
At the respective times the Original Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Regulations, at the date of this Agreement and at the Closing Date, and, if applicable, at the Option Closing Date, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
The Prospectus and any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date, and, if applicable, at the Option Closing Date, complied, complies and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations, and did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Any preliminary prospectus (including the base prospectus filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act and the Securities Act Regulations and any such preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
As of the Applicable Time, any Issuer Free Writing Prospectus (as defined below) identified on Schedule II issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information to be conveyed orally by the Underwriters to purchasers of the Shares at the Applicable Time, as set forth in Schedule III, all considered together (collectively, the “General Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
The representations and warranties in the preceding four paragraphs shall not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, or the General Disclosure Package, made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, or the General Disclosure Package.
As used in this Section and elsewhere in this Agreement:

“Applicable Time” means 6:45 P.M. (New York City time) on February 19, 2019 or such other time as agreed by the Company and the Underwriters.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Shares (including any identified on Schedule II hereto) that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
“Statutory Prospectus” as of any time means the base prospectus relating to the Shares that is included in the Registration Statement immediately prior to that time, including the documents incorporated by reference therein and any preliminary prospectus supplement or other prospectus deemed to be a part thereof.
(b)    The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations or the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”), as applicable, and, when read together with the other information in the Registration Statement, any preliminary prospectus or Prospectus, as the case may be, (a) at the time the Registration Statement became effective, (b) at the earlier of the time any preliminary prospectus or the Prospectus was first used and the date and time of the first contract of sale of Shares in this offering and (c) at the Closing Date and, if applicable, the Option Closing Date did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(c)    Each Issuer Free Writing Prospectus identified on Schedule II hereto, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, including any document incorporated by reference therein and any other prospectus deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any such Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein.
(d)    The financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified; the foregoing financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information required to be stated therein; the selected financial and statistical data and the summary financial information included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus; no other financial statements (or schedules) of the Company or its consolidated subsidiaries, any predecessor of the Company or any other entity or business are required by the Securities Act to be included in the Registration Statement, the General Disclosure Package or the Prospectus; any historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the revenue and those operating expenses included in such summaries of the properties related thereto for the periods specified in conformity with GAAP; and pro forma financial statements and other pro forma financial information of the Company and its consolidated subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, if any, present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate under the circumstances to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects by, and has been prepared in accordance with, the Commission’s rules and guidelines applicable thereto.
(e)    Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change (excluding any development resulting from any event, circumstance, development, change or effect (i) in general economic or business conditions, (ii) in financial or securities markets generally or (iii) generally affecting the business or industry in which the Company operates), in or affecting the general affairs, business, prospects (excluding any development resulting from any event, circumstance, development, change or effect (i) in general economic or business conditions, (ii) in financial or securities markets generally or (iii) generally affecting the business or industry in which the Company operates), management, properties, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole; and except as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and the Subsidiaries as a whole.
(f)    The Company has been duly formed and is validly existing as a real estate investment trust with transferable shares of beneficial interest under the laws of the State of Texas, with power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and is qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”); except for investments in securities as described in the Registration Statement, the General Disclosure Package and the Prospectus or for investments in securities that are not, individually or in the aggregate, material to the Company and the Subsidiaries taken as a whole, the Company has no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust, joint venture or other entity; all of the Company’s subsidiaries (the “Subsidiaries”) have full power and authority to conduct their business as described in the Registration Statement, the General Disclosure Package and the Prospectus, have been duly organized and are validly existing as corporations, limited partnerships or limited liability companies, as the case may be, in good standing under the laws of their states of organization, and have been duly qualified as foreign corporations, limited partnerships or limited liability companies, as the case may be, for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties, or conduct any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; except for investments in securities as described in the Registration Statement, the General Disclosure Package and the Prospectus or for investments in securities that are not, individually or in the aggregate, material to the Company and the Subsidiaries taken as a whole, or ownership of interests of lower tier Subsidiaries, the Subsidiaries have no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust, joint venture or other entity; the Subsidiaries of the Company that are “significant subsidiaries” (as defined in Rule 1-02(w) of Regulation S-X) (the “Significant Subsidiaries”) are identified on Schedule IV hereto and complete and correct copies of the charter documents and the by-laws, if any, of the Significant Subsidiaries and all amendments thereto have been previously made available or delivered to the Underwriters, and no changes therein will have been made subsequent to the date hereof and prior to the Closing Date and, if applicable, the Option Closing Date; all of the issued and outstanding capital stock of each Subsidiary that is a corporation or similar entity has been duly authorized and validly issued, is fully paid and nonassessable and the Company’s ownership interest in each Subsidiary is held by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or restriction.

(g)    The Company has full power and authority to enter into this Agreement and to issue, offer and sell the Shares as contemplated by this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company.
(h)    The authorized, issued and outstanding capital shares of the Company have been duly authorized and validly issued by the Company and are fully paid and non-assessable (except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus), and none of such capital shares was issued in violation of preemptive or other similar rights of any securityholder of the Company.
(i)    The Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable. The Shares conform in all material respects to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus. No holder of the Shares will be subject to personal liability by reason of being such a holder. The issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company. The form of certificate used to evidence the Shares will be in substantially the form to be filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement, and such form complies with all applicable statutory requirements, requirements of the Company’s Declaration of Trust and By-Laws and the requirements of the New York Stock Exchange, Inc. (the “NYSE”).
(j)    Neither the Company nor any of the Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, its respective Declaration of Trust, Articles of Incorporation, By-Laws, limited partnership or limited liability company agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or other instrument or obligation to which the Company or any Subsidiary is a party or by which they or any of their properties are bound, except for violations and defaults which individually and in the aggregate are not material to the Company and the Subsidiaries taken as a whole; the issue and sale of the Shares and the performance by the Company of all of the provisions of its obligations under this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, nor will any such action result in any violation of the provisions of the Declaration of Trust or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.
(k)    Other than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or to which any property of the Company or any Subsidiary is or may be the subject which, if determined adversely to the Company or any Subsidiary, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect or a material adverse effect on the consummation of the transaction herein contemplated and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which are not filed or described as required.
(l)    The Company and the Subsidiaries have indefeasible title to all of the real properties and assets reflected in the financial statements (or as described in the Registration Statement, the General Disclosure Package and the Prospectus) described herein, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement, the General Disclosure Package and the Prospectus) or which are not material in amount and which do not materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company or any of the Subsidiaries; the Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
(m)    The Company and the Subsidiaries have filed all federal, state and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith.
(n)    The Company and the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their business.
(o)    Deloitte & Touche LLP, who have expressed their opinion on the audited financial statements and related schedules filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Prospectus, are an independent registered public accounting firm as required by the Securities Act.
(p)    The Company has never been, is not now, and immediately after the sale of the Shares under this Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended; the Company is organized, and has operated, operates and will continue to operate in a manner so as to qualify as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s present and contemplated operations, assets and income continue to meet such requirements. In this regard, the Company qualified as a REIT under the Code for its 2018 taxable year.
(q)    With respect to the properties of the Company described in the Registration Statement, the General Disclosure Package and the Prospectus or reflected in the Company’s consolidated financial statements included or incorporated by reference therein (the “Properties”), the Company and the Subsidiaries (I) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (II) have obtained all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (III) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to obtain required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals are otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or would not, singly or in the aggregate, have a Material Adverse Effect; and
(i)    none of the Company or the Subsidiaries has at any time, and, to the knowledge of the Company, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, which would require remediation under applicable Environmental Laws, other than any such action taken in compliance with all applicable Environmental Laws or by tenants in connection with the ordinary use of residential properties owned by the Company or the Subsidiaries; the Company does not intend to use the Properties or any subsequently acquired properties described in the Registration Statement, the General Disclosure Package or the Prospectus for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than in compliance with all applicable Environmental Laws;
(ii)    the Company does not know of any seepage, leak, escape, leaching, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Properties or onto lands from which such hazardous or toxic waste of substances might seep, flow or drain into such waters, which would require remediation under applicable Environmental Laws; and

(iii)    neither the Company nor any of the Subsidiaries has received notice of, or has knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to Hazardous Materials or toxic waste or substances on or originating from the Properties or arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law; as used herein, “Hazardous Materials” shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material as defined by any federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) (“CERCLA”), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 9601, et seq.), and in the regulations adopted and publications promulgated pursuant to each of the foregoing or by any federal, state or local governmental authority having or claiming jurisdiction over the Properties as described in the Registration Statement, the General Disclosure Package and the Prospectus.
(r)    The Company has complied in all material respects with all provisions of Title 5, Chapter 200, of the Texas Business Organization Code.
(s)    None of the assets of the Company or the Subsidiaries constitutes, nor will such assets, as of the Applicable Time or the Closing Date and, if applicable, the Option Closing Date, constitute, “plan assets” under the Employee Retirement Income Security Act of 1974, as amended.
(t)    No relationship, direct or indirect, exists between or among any of the Company or the Subsidiaries, on the one hand, and any trust manager, officer, shareholder, customer or supplier of the Company or the Subsidiaries, on the other hand, which is required by the Securities Act or the Exchange Act to be described in the Registration Statement, the General Disclosure Package and the Prospectus which is not so described or is not described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or trust managers of the Company or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.
(u)    The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to financial and corporate books and records is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct, subject to the materiality qualifications set forth in such certification.
(v)    The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) in accordance with the rules and regulations under the Sarbanes-Oxley Act, the Securities Act and the Exchange Act. Such disclosure controls and procedures are designed to ensure that material information relating to the Company and its consolidated Subsidiaries is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Trust Managers have been advised of: (i) any significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls over financial reporting; any fraud that is material or known to the Company that involves persons other than management or employees of the Company who have a role in the Company’s internal controls over financial reporting.
(w)    All liens, charges, encumbrances, claims or restrictions on or affecting the Properties which are required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus are disclosed therein; to the knowledge of the Company, (i) no lessee of any portion of any of the Properties is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not have a Material Adverse Effect; (ii) the intended use and occupancy of each of the Properties complies with all applicable codes and zoning laws and regulations, if any, except for such failures to comply which would not individually or in the aggregate have a Material Adverse Effect; and (iii) there is no pending or, to the knowledge of the Company, threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Properties, except such proceedings or actions that would not have a Material Adverse Effect.
(x)    The Company has, and will maintain, property and casualty insurance in favor of the Company and the Subsidiaries, as the case may be, with respect to each of the Properties, in an amount and on such terms as are reasonable and customary for businesses of the type proposed to be conducted by the Company and the Subsidiaries; the Company has not received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such Properties.
(y)    Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreement or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriters for a broker commission, finder’s fee or other like payment in connection with the offering of the Shares.
(z)    No holders of securities of the Company have rights to the registration of such securities under the Registration Statement except for those that have been effectively waived or are inapplicable to the offering hereby.
(aa)    The Company and the Subsidiaries and any of the officers, trust managers and directors of the Company and any of the Subsidiaries, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission.
(bb)    The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(cc)     Neither the Company or any of the Subsidiaries nor, to the knowledge of the Company, any trust manager, officer, agent, employee, affiliate or person acting on behalf of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company and the Subsidiaries will not directly or indirectly use the proceeds of the offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(dd)    Neither the Company or any of the Subsidiaries nor, to the knowledge of the Company, any trust manager, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and the Subsidiaries and, to the knowledge of the Company, their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(ee)    The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.
(ff)    (i) (x) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to the Company’s knowledge, there has been no security breach or other compromise of or relating to any of the Company’s or the Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective residents, customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”), except for those that have been remedied without material cost or liability or the duty to notify any other person, and (y) the Company and the Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices or otherwise as the Company deems adequate for its and the Subsidiaries’ business.
Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate.
5.    The Company covenants and agrees with each Underwriter as follows:
(a)    Immediately following the execution of this Agreement, the Company will prepare a Prospectus setting forth the aggregate number of Shares covered thereby and the terms not otherwise specified in the preliminary prospectus, the names of the Underwriters, the price at which the Shares are to be purchased by the Underwriters from the Company, and such other information as the Underwriters and the Company deem appropriate in connection with the offering of the Shares; and the Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will furnish to the Underwriters as many copies (including by electronic means, if so requested in lieu of paper copies) of the Prospectus as they shall reasonably request, including, if requested by the Underwriters, in addition to or in lieu thereof, electronic copies of the Prospectus. The Company shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations.
(b)    The Company will comply with the requirements of Rule 430B and will notify the Underwriters immediately, and confirm the notice in writing, (a) of the effectiveness of any amendment to the Registration Statement, (b) of the transmittal to the Commission for filing of any supplement or amendment to the Prospectus or any document to be filed pursuant to the Exchange Act, (c) of the receipt of any comments from the Commission with respect to the Registration Statement, the General Disclosure Package or the Prospectus or documents incorporated or deemed to be incorporated by reference therein, (d) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus with respect to the Shares or for additional information relating thereto, (e) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (f) of the initiation or threatening of any proceeding pursuant to Section 8A of the Securities Act in connection with the offering of the Shares. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.
(c)    During the period beginning on the Applicable Time and ending on the later of the Closing Date, the applicable Option Closing Date or such date, as in the reasonable opinion of counsel for the Underwriters, the Prospectus is no longer required under the Securities Act or the Exchange Act to be delivered in connection with sales by the Underwriters or a dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement (including any filing under Rule 462(b)), any preliminary prospectus or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company will furnish to the Underwriters for review a copy of each such proposed amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which counsel for the Underwriters shall reasonably object. The Company has given the Underwriters notice of any filings made pursuant to the Exchange Act or Exchange Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Underwriters notice of its intention to make any such filing from the Applicable Time to the Closing Date and, if applicable, the Option Closing Date and will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object.
(d)    If requested by the Underwriters, the Company will deliver to the Underwriters a conformed copy of the Original Registration Statement as originally filed and of each amendment thereto filed prior to the termination of the initial offering of the Shares (including exhibits filed therewith or incorporated by reference therein and the documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3).
(e)    The Company will furnish to the Underwriters, from time to time during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with the offering, such number of copies (including by electronic means, if so requested by the Underwriters, in addition to or in lieu of, paper copies) of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations.
(f)    If at any time after the date hereof any event shall occur or a condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, which shall be communicated in writing by the Underwriters to the Company, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered, the Company will promptly either (a) forthwith prepare and furnish to the Underwriters an amendment of or supplement to the Prospectus or (b) make an appropriate filing pursuant to Section 13, 14 or 15 of the Exchange Act, in each case, in form and substance reasonably satisfactory to counsel for the Underwriters, which will amend or supplement the Prospectus so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered, not misleading. If at any time after the date hereof, an event occurs or a condition shall exist as a result of which the General Disclosure Package contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is used, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement in a manner reasonably satisfactory to the Underwriters, at its own expense, the General Disclosure Package to eliminate or correct such untrue statement or omission. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development or there exists or shall exist a condition as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Shares) or the Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The Underwriters’ delivery of any such amendment or supplement shall not constitute a waiver of any of the conditions in Section 6 hereof.
(g)    The Company represents and agrees that, unless it obtains the prior written consent of the Underwriters, and each Underwriter agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Underwriters is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.
(h)    The Company will endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction.
(i)    The Company will make generally available to its security holders and to the Underwriters as soon as practicable but not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c)) an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder.
(j)    The Company will, so long as the Shares are outstanding, furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange, other than, in any such case, those filed with the Commission pursuant to EDGAR.
(k)    The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the General Disclosure Package and the Prospectus under “Use of Proceeds.”
(l)    The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code for the taxable year in which sales of the Shares are to occur, unless otherwise specified in the General Disclosure Package and the Prospectus.

(m)    The Company will timely file any document which it is required to file pursuant to the Exchange Act prior to the termination of the offering of the Shares.
(n)    If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Underwriters. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Underwriters, and will use its best efforts to cause such registration statement to be declared effective within 60 days after the Renewal Deadline. The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.
(o)    If at any time when Shares remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Underwriters, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form reasonably satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Underwriters of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.
(p)    The Company will not, during a period of 60 days from the date of this Agreement, without the Underwriters’ prior written consent, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants to purchase Common Shares or enter into any transaction that transfers the economic consequence of ownership of Common Shares, other than (i) Common Shares issued or to be issued pursuant to the Company’s employee and incentive share award plans in existence on the date hereof or upon conversion of outstanding operating partnership units; and (ii) Common Shares to be issued as partial or full payment for properties directly or indirectly acquired or to be acquired by the Company or the Subsidiaries; and provided, further, that no such issuance of Common Shares, individually or in the aggregate, shall exceed five percent (5%) of the then outstanding Common Shares, excluding for this purpose Common Shares issued upon conversion of outstanding operating partnership units. The Company shall cause each of the persons listed on Schedule V hereto to furnish to the Underwriters on or prior to the Closing Date a letter in form and substance to the effect set forth in Exhibit A hereto.
(q)    The Company will pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance and delivery of the Shares to the Underwriters, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus, any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto) and any Issuer Free Writing Prospectus, (iii) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Underwriters may designate (including reasonable fees of counsel for the Underwriters and their disbursements), (iv) related to any filing with the Financial Industry Regulatory Authority, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, any Preliminary and Supplemental Blue Sky Survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement, each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus, including mailing and shipping, as herein provided, (vi) in connection with the listing of the Shares on the NYSE, and (vii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation contained in the eighth paragraph of Section 4(a); except as provided in clause (iii) above or in Section 7 or in Section 9 hereof, the Company shall not be obligated to pay the fees of counsel for the Underwriters and their disbursements.
6.    The obligations of the Underwriters hereunder shall be subject to the following conditions:
(a)    The representations and warranties of the Company contained herein are true and correct on and as of the Applicable Time and the Closing Date as if made on and as of the Applicable Time or the Closing Date, as the case may be, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.
(b)    The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430(B)) and any required filing of each Issuer

Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d).
(c)    Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that indicates anything other than a stable outlook, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as defined in Section 3(a)(62) of the Exchange Act.
(d)    Since the respective dates as of which information is given in the General Disclosure Package and the Prospectus, there shall not have been any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole, the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package or the Prospectus.
(e)    The Underwriters shall have received on and as of the Closing Date a certificate, satisfactory to the Underwriters, of the President or the Chief Executive Officer and the Chief Financial Officer, or such other senior executive officer or officers of the Company as are satisfactory to the Underwriters, to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.
(f)    Dentons US LLP, counsel for the Company, shall have furnished to the Underwriters its written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:
(i)    the Company has been duly organized and is validly existing as a real estate investment trust under the laws of the State of Texas, with power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus;
(ii)    the Company is qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

(iii)    each of the Significant Subsidiaries has been duly organized and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of organization, with power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; to the best of such counsel’s knowledge, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or for investments in securities that are not, individually or in the aggregate, material to the Company and the Subsidiaries taken as a whole, the Company owns no capital stock or other beneficial interest in any corporation, partnership, trust, joint venture or other business entity; and except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding capital stock or other ownership interests of each Significant Subsidiary that is a corporation or similar entity have been duly authorized and are validly issued, are fully paid and non-assessable and, to the best of the knowledge of such counsel, are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim;
(iv)    each of the Significant Subsidiaries has been duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole;
(v)    other than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel’s knowledge, threatened to which the Company or any of the Subsidiaries is or may be a party or to which any property of the Company or any of the Subsidiaries is or may be the subject which, if determined adversely to the Company or such Subsidiary, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, the General Disclosure Package and the Prospectus which are not filed or incorporated by reference from another filing with the Commission or described as required;
(vi)    this Agreement has been duly authorized, executed and delivered by the Company;
(vii)    the Shares have been duly authorized by the Company and, when issued and delivered by the Company to the Underwriters pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights to purchase or subscribe for shares of beneficial interest of the Company arising under Texas law, the Declaration of Trust or By-Laws of the Company or any contract to which the Company is a party of which such counsel has knowledge. The Shares conform in all material respects to the description thereof in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Shares;”
(viii)    as of the Applicable Time and the date of the Prospectus, the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable (except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus). The authorized capital shares of beneficial interest of the Company conform as to legal matters in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Shares,” as modified by the related disclosure in the documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus;
(ix)    to the best of such counsel’s knowledge, neither the Company nor the Subsidiaries are, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, their respective Declarations of Trust, Articles of Incorporation, By-Laws or limited partnership or limited liability company agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which they or any of their respective properties are bound, except for violations and defaults which individually and in the aggregate are not material to the Company and the Subsidiaries taken as a whole; the issuance and sale of the Shares and the performance by the Company of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, nor will any such action result in any violation of the provisions of the Declaration of Trust or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties;
(x)    to such counsel’s knowledge, at December 31, 2018, the Company had authorized and outstanding shares of beneficial interest as set forth in the General Disclosure Package and the Prospectus;

(xi)    no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Shares or the consummation of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;
(xii)    the statements in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Shares” and other statements in the Registration Statement, the General Disclosure Package and the Prospectus as modified by the related disclosure in the documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, in each case fairly present the information called for with respect to such legal matters, documents or proceedings; the descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of contracts and other documents which are filed as exhibits to the Registration Statement are accurate in all material respects and fairly present the information required to be shown; and to such counsel’s knowledge there are no statutes or legal or governmental proceedings required to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not described as required;
(xiii)    the Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement or after the application of proceeds as described in the General Disclosure Package and the Prospectus, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and has not been an “investment company” at any time since 1988;
(xiv)    to such counsel’s knowledge, (a) with the exception of the Registration Rights Agreement dated as of February 28, 2005 between the Company and certain listed investors therein, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned by such person, and (b) no person has the right to require the Company to register such securities pursuant to the Registration Statement;
(xv)    the Registration Statement became effective upon filing with the Commission pursuant to Rule 462(e) of the Securities Act Regulations. Any required filing of any preliminary prospectus and the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)), the Company meets the requirements for the use of an

“automatic shelf registration statement” (as such term is defined in Rule 405) on Form S-3 with respect to the issuance and sale of the Shares and, to such counsel’s knowledge, the Company has not received any notice pursuant to Rule 401(g)(2); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d). To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission;
(xvi)    the Registration Statement, the General Disclosure Package and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement, the General Disclosure Package and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than financial statements and other financial data and schedules, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Securities Act when filed with the Commission;
(xvii)    each document incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (other than financial statements and other financial data and schedules, as to which such counsel need not express any opinion) complied as to form in all material respects with the Exchange Act when filed with the Commission;
(xviii)    the Company has met the requirements for qualification and taxation as a REIT for the taxable years 2013 through 2018;
(xix)    the Company’s current, and contemplated future, assets, income, diversity of ownership and method of operation will put it in a position for qualification and taxation as a REIT for its taxable year ending December 31, 2019, and for its future taxable years;
(xx)    the discussion contained under the captions “Federal Income Tax Considerations and Consequences of Your Investment” and “Supplemental Federal Income Tax Considerations and Consequences of Your Investment” in the Registration Statement, the General Disclosure Package and the Prospectus, accurately reflects existing law and fairly addresses the material federal income tax issues described therein; and
(xxi)    although such counsel is not passing upon, and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package and the Prospectus and need not have made any independent check or verification thereof (except as and to the extent stated in paragraphs (vii), (viii), (x), (xii) and (xx) above), on the basis of such counsel’s participation, in the course of the Company’s preparation of the Registration Statement, the General Disclosure Package and the

Prospectus, in conferences with officers and other representatives of the Company, counsel for the Underwriters and representatives of the independent registered public accounting firm for the Company and with the Underwriters, at which the contents of the Registration Statement, the General Disclosure Package and the Prospectus and related matters were discussed, no facts have come to such counsel’s attention that would lead them to believe that (x) the Registration Statement, including the Rule 430B Information, as of the “new effective date” with respect to the Underwriters and the Shares pursuant to Rule 430B(f)(2) of the Securities Act Regulations, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (y) the Prospectus or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, nothing has come to the attention of such counsel that has caused it to believe that the General Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express any views as to the financial statements and other financial data and schedules included in the Registration Statement, the Prospectus or the General Disclosure Package.
In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of Texas, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters’ counsel) of other counsel reasonably acceptable to Underwriters’ counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in a form satisfactory to such counsel and, in such counsel’s opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xxi) above counsel may state its opinion and belief is based upon their participation in the preparation of the Registration Statement, the General Disclosure Package and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.
(g)    (i) Concurrently with the execution and delivery of this Agreement, Deloitte & Touche LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters, confirming that they are an independent registered public accounting firm with respect to the Company as required by the Securities Act and with respect to the financial statements and certain financial and other statistical and numerical information contained in the Registration Statement, the General Disclosure Package and the Prospectus or incorporated by reference therein. Such letter shall contain information of the type customarily included in accountants’ comfort letters to underwriters; (ii) at the Closing Date, prior to payment for and delivery of the Shares, Deloitte & Touche LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in such letter, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than two days prior to the Closing Date which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date.
(h)    The Underwriters shall have received on and as of the Closing Date an opinion of Sidley Austin LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters and a statement to the following effect: no facts have come to such counsel’s attention that have caused such counsel to believe that (i) the Registration Statement, at the “new effective date” with respect to the Underwriters and the Shares pursuant to, and within the meaning of, Rule 430B(f)(2) of the Securities Act Regulations, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the General Disclosure Package, at the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Prospectus, as of its date or at the Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except in each case such counsel shall not be required to express any belief or make any statement with respect to the financial statements (including the notes) and supporting schedules, if any, thereto and other financial data contained or incorporated or deemed to be incorporated by reference therein or omitted therefrom.
In giving such opinion, Sidley Austin LLP may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriters and may rely on an opinion dated the Closing Date of Dentons US LLP as to matters governed by the laws of the State of Texas. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.
(i)    On or prior to the Closing Date, the Underwriters shall have received an agreement substantially in the form of Exhibit A hereto signed by the persons listed on Schedule V hereto.

(j)    On or prior to the Closing Date the Company shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties contained herein and related matters as the Underwriters shall reasonably request.
(k)    On or prior to the Closing Date, the Shares shall have been approved for listing, and admitted and authorized for trading, on the NYSE, subject to notice of issuance.
(l)    In the event that the Underwriters exercise their option provided in Section 3(c) hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company shall be true and correct as of the Option Closing Date and, at the Option Closing Date, the Underwriters shall have received:
(i)    A certificate, dated the Option Closing Date, of the President or the Chief Executive Officer and the Chief Financial Officer, or such other senior executive officer or officers of the Company as are satisfactory to the Underwriters, confirming that the certificate delivered on the Closing Date pursuant to Section 6(e) hereof remains true and correct as of the Option Closing Date.
(ii)    The favorable opinion of Dentons US LLP, counsel for the Company, dated the Option Closing Date, relating to the Option Shares to be purchased on the Option Closing Date and otherwise to the same effect as the opinion required by Section 6(f) hereof.
(iii)    The favorable opinion of Sidley Austin LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Option Shares to be purchased on the Option Closing Date and otherwise to the same effect as the opinion required by Section 6(h) hereof.
(iv)    Letter from Deloitte & Touche LLP, dated the Option Closing Date, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(g)(ii) hereof, except that the “specified date” referred to shall be a date not more than two days prior to the Option Closing Date.
The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Underwriters and counsel for the Underwriters.
7.    (a)    The Company agrees to indemnify and hold harmless each Underwriter, their respective partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls each Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Company Indemnified Party”), from and against any and all losses, claims, damages or liabilities, joint or several to which such Company Indemnified Party may become subject under the Securities Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement, including the Rule 430B Information, the General Disclosure Package, any Issuer Free Writing Prospectus, the Prospectus, any amendment or supplement to the Prospectus or any preliminary prospectus, or arise out of or are based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Company Indemnified Party for any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Company Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use therein, it being understood and agreed that the only such information consists of the information described as such in Section 7(b) below.
(b)    Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its trust managers and each of its officers who signed the Registration Statement and each person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Underwriter Indemnified Party”), from and against any and all losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject under the Securities Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement, including the Rule 430B Information, the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any preliminary prospectus, or arise out of or are based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information consists of the following information furnished by the Underwriters: the information contained in the third paragraph and ninth paragraph of the section captioned “Underwriting” in the Prospectus.
(c)    Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or Section 7(b) above, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under Section 7(a) or Section 7(b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under Section 7(a) or Section 7(b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.
(d)    If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) and Section 7(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7(a) and Section 7(b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 7(d). Notwithstanding the provisions of this Section 7(d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. The Underwriters’ obligations to contribute pursuant to this paragraph (d) are several in proportion to their respective purchase obligations hereunder and not joint.
(e)    The indemnity and contribution agreements contained in this Section 7 and the representations, warranties and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of an Underwriter, its officers or directors or any person controlling an Underwriter or by or on behalf of the Company, its officers or trust managers or any other person controlling the Company and (iii) acceptance of and payment for any of the Shares.
8.    Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Underwriters, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, or Option Closing Date, if applicable, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) there shall have occurred, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, properties, management or business prospects of the Company, whether or not arising in the ordinary course of business, (iv) trading generally shall have been suspended or materially limited on or by the NYSE, the NYSE Amex Equities or the NASDAQ Global Select Market, (v) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (vi) a general moratorium on commercial banking activities in New York or Texas shall have been declared by either federal, Texas or New York State authorities; or there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States, (vii) there has occurred any downgrading or notice of any intended or potential downgrading or any review or possible change that indicates anything other than a stable outlook in the rating of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) or (viii) there shall have occurred any outbreak or escalation of hostilities or act of terrorism involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States that, in the reasonable judgment of the Underwriters, is material and adverse and which, in the reasonable judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares.
9.    If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering of Shares contemplated hereunder.
10.    If one or more of the Underwriters shall fail at the Closing Date to purchase Shares which it or they are obligated to purchase under this Agreement (the “Defaulted Shares”), the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period; then
(i)    if the aggregate number of Defaulted Shares does not exceed 10% of the aggregate number of the Shares, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof, severally, in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or
(ii)    if the aggregate number of Defaulted Shares exceeds 10% of the aggregate number of the Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter and the Company.
No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.
In the event of any such default which does not result in the termination of this Agreement, either the Underwriters or the Company shall have the right to postpone the Closing Date and, if applicable, the Option Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.
11.    The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its shareholders, creditors, employees, or any other party, (iii) no Underwriter has assumed nor will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
12.    (a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)     In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
For purposes of this Section 12, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
13.    This Agreement shall inure to the benefit of and be binding upon the Company, each Underwriter, any controlling persons referred to herein and their respective successors and assigns.

Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.
14.    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, NY 10005, Facsimile: (212) 797-4561, Attention: Equity Capital Markets – Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, NY 10005, Attention: General Counsel; or Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036, Facsimile: (646) 855 3073, Attention: Syndicate Department, with a copy to: Facsimile: (212) 230-8730, Attention: ECM Legal. Notices to the Company shall be given to it at 11 Greenway Plaza, Suite 2400, Houston, Texas 77046, Attention: Alex Jessett, Executive Vice President – Finance, Chief Financial Officer and Treasurer.
15.    This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.
16.    In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Underwriters to properly identify their clients.
[Signature Page Follows]

Very truly yours,
CAMDEN PROPERTY TRUST

By:	/a/ Alexander J. Jessett

Name:	Alexander J. Jessett

Title:	Executive Vice President, Finance, Chief Financial Officer and Treasurer

The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first above
written.

DEUTSCHE BANK SECURITIES INC.

By: /s/ Jeremy Fox
Name: Jeremy Fox Title: Managing Director

By: /s/ Stephen Lambrix
Name: Stephen Lambrix Title: Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By: /s/ Timothy J. Olsen
Name: Timothy J. Olsen Title: Managing Director Investment Banking

Underwriting Agreement Signature Page

SCHEDULE I

Underwriter:	Number of Firm Shares
Deutsche Bank Securities Inc.	1,687,500
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,687,500
Total	3,375,000

SCHEDULE II
Schedule of Issuer Free Writing Prospectuses included in the General Disclosure Package
1. None

SCHEDULE III

Information conveyed orally by the Underwriters to purchasers included in the General Disclosure Package

1. As to each investor, the price paid by such investor

2. Number of Firm Shares: 3,375,000

3. Number of Option Shares: 506,250

SCHEDULE IV

SIGNIFICANT SUBSIDIARIES OF CAMDEN PROPERTY TRUST

Camden Operating, L.P.
Camden USA, Inc.
Camden Development, Inc.
Camden Summit Partnership, L.P.

SCHEDULE V
Locked-Up Trust Managers and Officers
Heather J. Brunner
Richard J. Campo
Scott S. Ingraham
Alexander J. Jessett
Renu Khator
William B. McGuire, Jr.
D. Keith Oden
William F. Paulsen
William W. Sengelmann
Frances Aldrich Sevilla-Sacasa
H. Malcolm Stewart
Steven A. Webster
Kelvin R. Westbrook

Exhibit A
February 19, 2019
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036
Re:    Proposed Offering of Camden Property Trust Common Shares
Dear Sirs:
The undersigned, a shareholder and an officer and/or trust manager of Camden Property Trust, a Texas real estate investment trust (the “Company”), understands that Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”) have entered into an Underwriting Agreement (the “Agreement”) with the Company providing for the public offering of common shares of beneficial interest, par value $.01 per share (the “Common Shares”), of the Company. In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriters that, during a period of 60 days from the date of the Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Underwriters, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.
Notwithstanding the foregoing, and subject to the conditions below, the undersigned may nonetheless (a) transfer Common Shares by way of testate or intestate succession or by operation of law, (b) transfer Common Shares to members of the undersigned’s immediate family or to a trust, partnership, limited liability company or other entity, all of the beneficial interests of which are held by the undersigned or members of the undersigned’s immediate family, and (c) transfer Common Shares to charitable organizations; provided, however, in each case, the transferee shall have agreed in writing to be bound by the restrictions on transfer contained in the immediately preceding paragraph and such transfer is not effective until the agreement to be bound by the restrictions on transfer is executed by the transferee; and provided further in each case, that (a) no filing by any party (transferor, transferee, donor or donee) under the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with any such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period). This letter shall have no effect on pledges of Common Shares or pledges of any securities convertible into or exchangeable or exercisable for Common Shares that were entered into by the undersigned prior to the date of the Agreement.
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Very truly yours,

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